Earnings Release Presentation Q2 2021 Wintrust Financial Corporation

2 ROA3 • Total loans, excluding Paycheck Protection Program ("PPP") loans, increased by $1.2 billion or 15%, on an annualized basis. • Total deposits increased by $932 million. • Net interest income increased by $17.7 million primarily due to earning asset growth and increased PPP loan fee accretion. ◦ The Company recognized $25.2 million of PPP loan fee accretion in the second quarter of 2021 as compared to $19.2 million in the first quarter of 2021. • Recorded a negative provision for credit losses of $15.3 million in the second quarter of 2021 as compared to a negative provision for credit losses of $45.3 million in the first quarter of 2021. • Recorded net charge-offs of $1.9 million in the second quarter of 2021 as compared to net charge-offs of $13.3 million in the first quarter of 2021. Net charge-offs as a percentage of average total loans totaled two basis points in the second quarter of 2021 on an annualized basis as compared to 17 basis points on an annualized basis in the first quarter of 2021. • Mortgage banking revenue decreased to $50.6 million for the second quarter of 2021 as compared to $113.5 million in the first quarter of 2021. • Tangible book value per common share (non-GAAP) increased to $56.92 as compared to $55.42 as of March 31, 2021.5 • Closed on the previously announced sale of three branches in southwestern Wisconsin including $77 million of deposits, resulting in a net gain of $4.0 million recorded in other non-interest income. $32.9 billion $1.70 Q2 2021 Highlights Other items of note from the Second Quarter 2021 Performance Highlights (Q2 2021) $105.1 million Net Income Diluted EPS1 0.92% ROA3 10.24% ROE4 $46.7 billion Total Assets Total Loans $38.8 billion Total Deposits +$1.1 billion Total Assets -$0.3 billion +$0.9 billion Total Loans Total Deposits -$48.0 million Net Income -$0.84 Diluted EPS1 -46 bps2 -556 bps2 ROE4 1.32% 68.56% Net Overhead Ratio Efficiency Ratio (Non-GAAP5) +454 bps2 Efficiency Ratio (Non-GAAP5) +42 bps2 Net Overhead Ratio Second Quarter 2021 Highlights as compared to First Quarter 2021vs. Q1 2021 As of 6/30/2021 vs. 3/31/2021 68.71% Efficiency Ratio (GAAP) +456 bps2 Efficiency Ratio (GAAP) 4 ROE: Return on Average Common Equity 1 Diluted EPS: Net Income Per Common Share - Diluted 3 ROA: Return on Average Assets 5See Non-GAAP reconciliation on pg. 21 2 Bps: Basis Points

3 Earnings Summary Net Income & ROA ($ in Millions) Diluted EPS Key Observations Condensed Income Statement Current Q Difference vs.Current Q • Pre-Provision Net Revenue increased by $15.5 million compared to the prior quarter and $10.8 million as compared to Q2 2020 • $21.7 $107.3 $101.2 $153.1 $105.1 0.21% 0.99% 0.92% 1.38% 0.92% Net Income ROA Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $0.34 $1.67 $1.63 $2.54 $1.70 Diluted EPS Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Pre-Tax Income, excluding Provision for Credit Losses - 5 Quarter Trend (Non-GAAP1) ($ in Millions) $165.8 $162.3 $135.9 $161.5 $128.9 Pre-Tax Income, excluding Provision for Credit Losses Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 1 See Non-GAAP reconciliation on pg. 22 Thousands ($) Q2 2021 Q1 2021 Q2 2020 Net Interest Income $279,590 $17,695 $16,459 Non-Interest Income $129,373 $(57,133) $(32,620) Net Revenue $408,963 $(39,438) $(16,161) Non-Interest Expense $280,112 $(6,777) $20,744 Pre-Provision Net Revenue $128,851 $(32,661) $(36,905) Provision For Credit Losses $(15,299) $30,048 $(150,352) Income Before Taxes $144,150 $(62,709) $113,447 Income Tax Expense $39,041 $(14,670) $29,997 Net Income $105,109 $(48,039) $83,450 Preferred Stock Dividends $6,991 $— $4,941 Net Income Available to Common Shares $98,118 $(48,039) $78,509 Diluted EPS $1.70 $(0.84) $1.36 ROA 0.92% -46 bps 71 bps ROE 10.24% -556 bps 807 bps 2 ### 1 Q3 2020 had a $9.0 million state income tax benefit.

4 • Total loans decreased $260 million from the prior quarter-end and increased $1.5 billion as compared to the end of Q2 2020. • Total loans, excluding Paycheck Protection Program ("PPP") loans, increased by $1.2 billion, as compared to March 31, 2021, primarily due to a $563 million increase in commercial insurance premium finance receivables, a $248 million increase in life insurance premium finance receivables, and a $148 million increase in commercial loans excluding PPP. • Total period end loans, excluding PPP loans, as of June 30, 2021 were $824 million higher than average total loans, excluding PPP loans, in the second quarter of 2021. • Before the impact of scheduled payments and prepayments, gross commercial and commercial real estate loan pipelines were estimated to be approximately $1.2 billion to $1.3 billion at June 30, 2021, as compared to $1.3 billion to $1.5 billion at March 31, 2021. When adjusted for the probability of closing, the pipelines were estimated to be approximately $700 million to $800 million at June 30, 2021, as compared to $800 million to $900 million at March 31, 2021. $33,171 $(1,414) $148 $134 $563 $248 $61 $32,911 3/31/2021 Commercial PPP All Other Commercial Commercial Real Estate Premium Finance Receivables - Commercial Insurance Premium Finance Receivables - Life Insurance All Other Loans 6/30/2021 Loan Portfolio Total Loans ($ in Billions) Total Loans as of 6/30/2021 vs. 3/31/2021 ($ in Millions) Key Observations $31.4 $32.1 $32.1 $33.2 $32.9 $28.1 $28.7 $29.4 $29.9 $31.0 3.92% 3.53% 3.51% 3.43% 3.46% Total Loans Total Loans excl. PPP Average Total Loan Yield 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 29% 6% 26% 1% 5% 14% 19% Commercial excl. PPP Commercial PPP Commercial Real Estate Home Equity Residential Real Estate Premium Finance Receivables - Commercial Premium Finance Receivables - Life Insurance Year-over-Year Change $1.5B or 5% in Total Loans, $2.9B or 10% in Total Loans excl. PPP loans Loan Composition (as of 6/30/2021)

5 • Total deposits increased by $932 million from the prior quarter end. The increase in deposits includes a $606 million increase in money market deposits and a $499 million increase in non-interest bearing deposits. Non-interest bearing deposits comprise 33% of total deposits as of June 30, 2021. • Rate paid on average interest-bearing deposits decreased 7 basis points from the prior quarter. • The loans to deposits ratio ended the current quarter at 84.8% as compared to 87.6% at prior quarter end. $37,873 $499 $63 $125 $606 $86 $(447) $38,805 3/31/2021 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 6/30/2021 Deposit Portfolio Total Deposits ($ in Billions) Total Deposits as of 6/30/2021 vs. 3/31/2021 ($ in Millions)Deposit Composition (as of 6/30/2021) Key Observations $35.7 $35.8 $37.1 $37.9 $38.8 0.81% 0.61% 0.51% 0.45% 0.38% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 33% 9% 11% 25% 10% 12% Non-Interest-Bearing NOW and Interest-Bearing DDA Wealth Management Deposits Money Market Savings Time Certificates of Deposit Year-over-Year Change $3.2B or 9%

6 Liquidity • We continue to maintain excess liquidity and believe that deploying such liquidity could potentially increase our net interest margin. • Given the decline in long-term interest rates in the second quarter of 2021, Wintrust did not materially increase the investment portfolio due to the lack of adequate market returns. Key Observations Total Average Interest-Bearing Deposits with Banks and Cash Equivalents as a Percentage of Total Average Earning Assets ($ in Billions) $3.2 $3.4 $4.4 $4.2 $3.8$4.0 $3.8 $4.8 $3.3 $4.7 0.16% 0.14% 0.12% 0.11% 0.12% Average Balance End of Period Balance Yield Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Interest-Bearing Deposits with Banks and Cash Equivalents ($ in Billions) $38.7 $39.8 $40.7 $41.9 $42.9 $3.2 $3.4 $4.4 $4.2 $3.8 8.4% 8.6% 10.8% 10.1% 9.0% Total Average Earning Assets Total Average Interest-Bearing Deposits with Banks and Cash Equivalents Total Average Interest-Bearing Deposits with Banks and Cash Equivalents as a % of Total Average Earning Assets Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Investment Securities ($ in Billions) $4.3 $3.8 $3.5 $3.9 $4.8 $4.0 $3.6 $3.7 $4.7 $4.8 2.58% 2.35% 2.11% 2.03% 2.03% Average Balance End of Period Balance Yield Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

7 7.0% 8.5% 10.5% 4.50% 6.00% 8.00% 2.50% 2.50% 2.50% 8.9% 10.1% 12.3% Minimum Requirement Product Conservation Buffer WTFC 12.6% 0.2% (0.4)% (0.1)% 12.3% 3/31/2021 Retained Earnings Change in RWA Subordinated Debt 6/30/2021 Capital Q2 2021 Key Observations Strong Capital Levels • Common Equity Tier 1 Capital and Total Capital ratios decreased primarily due to risk-weighted asset growth in Q2 2021. • Q2 2021 dividend of $0.31 per common share increased 11% from Q2 2020. • Tangible book value per common share increased $1.50 from the prior quarter-end and increased $6.69 or 13.3% from Q2 2020. Capital Adequacy1 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Common equity tier 1 capital ratio1 8.8% 9.0% 8.8% 9.0% 8.9% Tier 1 capital ratio1 10.1% 10.2% 10.0% 10.2% 10.1% Total capital ratio1 12.8% 12.9% 12.6% 12.6% 12.3% Tier 1 leverage ratio1 8.1% 8.2% 8.1% 8.2% 8.2% Tangible book value per common share (Non-GAAP2) $50.23 $51.70 $53.23 $55.42 $56.92 Estimated Excess Capital Above Conservation Buffer ($ in Millions) Common equity Tier 1 capital1 Tier 1 capital ratio1 Total capital ratio1 $718 $579 $675 1 Ratios for Q2 2021 are estimated 8.8% 9.0% 8.8% 9.0% 8.9% 10.1% 10.2% 10.0% 10.2% 10.1% 12.8% 12.9% 12.6% 12.6% 12.3% 8.1% 8.2% 8.1% 8.2% 8.2% CET1 Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Total Capital Ratio Rollforward Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Tangible book value per common share (Non-GAAP2) $50.23 $51.70 $53.23 $55.42 $56.92 1 4 CET1: Common Equity Tier 1 4 3 RWA: Risk-weighted Assets 3 2 See Non-GAAP reconciliation on pg. 22 5 5 Change in subordinated debt driven by a 20% annual phase out of subordinated debt from Tier 2 capital in compliance with Basel III requirements

8 2.73% 2.56% 2.53% 2.53% 2.62% 2.74% 2.57% 2.54% 2.54% 2.63% 3.44% 3.12% 3.02% 2.96% 3.00% 0.28% 0.24% 0.22% 0.21% 0.19% 0.98% 0.79% 0.70% 0.63% 0.56% Net Interest Margin (GAAP) Net Interest Margin, Fully Taxable-Equivalent (Non-GAAP ) Earning Assets Yield Net Free Funds Contribution Rate on Interest Bearing Liabilities Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Interest Margin Net Interest Margin, Fully Taxable-Equivalent (Non-GAAP1) Key Observations Net Interest Margin (Quarterly Trends) 2.54% 0.04% 0.07% (0.02)% 2.63% Q1 2021 Earning Asset Yield Interest B earing Liability Rate Net Free Funds Q2 2021 1 See Non-GAAP reconciliation on pg. 21 1 2.54% 0.04% 0.07% (0.02)% 2.63% Q1 2021 Earning Asset Yield Interest B earing Liability Rate Net Free Funds Q2 2021 • Q2 2021 net interest income totaled $279.6 million. ◦ A decrease of $17.7 million as compared to Q1 2021 and a decrease of $16.5 million as compared to Q2 2020. • Net interest margin (Non-GAAP1) increased by 9 bps from the prior quarter: ◦ Earning assets yield up 4 bps. ◦ Interest bearing liability rate down 7 bps. ◦ Net free funds down 2 bps. • Q2 2021 net interest income totaled $279.6 million. ◦ An increase of $17.7 million as compared to Q1 2021 and an increase of $16.5 million as compared to Q2 2020. • Net interest margin (Non-GAAP1) increased nine basis points compared to the prior quarter: ◦ Yield on earning assets up 4 bps. ◦ Interest bearing liability rate down 7 bps. ◦ Net free funds down 2 bps. • Net PPP fee income recognized to date is approximately $103.7 million. ◦ As of June 30, 2021, the Company had approximately $42.3 million of net PPP loan fees that have yet to be recognized in income, with approximately $24.0 million projected to be recognized in income in the second half of 2021. Such projection is based on current level yield assumptions primarily driven by the estimated timing of expected cash flow receipts related to forgiveness.

9 Non-Interest Income ($ in Millions) $162.0 $170.6 $158.4 $186.5 $129.4 $22.6 $25.0 $26.8 $29.3 $30.7 $102.3 $108.5 $86.8 $113.5 $50.6 $11.8 $11.7 $12.1 $14.4 $12.2 $10.4 $11.5 $11.8 $12.0 $13.2 $14.9 $13.9 $20.9 $17.3 $22.7 Wealth Management Mortgage Banking Operating Lease Income, net Service Charges on Deposits Other Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-Interest Income Wealth Management Revenue ($ in Millions) • Non-interest income totaled $129.4 million. ◦ A decrease of $57.1 million as compared to Q1 2021 and a decrease of $32.6 million as compared to Q2 2020. • Mortgage banking revenue decreased by $62.9 million in the second quarter of 2021 as compared to the first quarter of 2021. See detail on Slide 10. • Wealth management income increased $1.4 million as compared to Q1 2021. Key Observations 1 Other NII - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/(Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous. 1 $22.6 $25.0 $26.8 $29.3 $30.7 $18.5 $20.4 $22.1 $24.3 $25.6 $4.1 $4.6 $4.7 $5.0 $5.1 $25.0 $27.0 $28.2 $32.2 $34.2 Trust and Asset Management Brokerage Assets Under Administration ($ in Billions) Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Operating Lease Income, Net ($ in Millions) $11.8 $11.7 $12.1 $14.4 $12.2 $237.0 $230.4 $242.4 $239.0 $219.0 Operating Lease Income, Net Lease Investments, Net (Period-End Balance) Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 • primarily due to increased trust and asset management fees and brokerage commissions

10 $(9.0)$(10.2)$(8.5) $(8.0)$(3.0)$(5.2) $18.0 $(5.5) $39.0 $94.1$70.9 $71.3 $37.5 $4.6 $(55.8) $(103.7)$(41.0) $20.4 $17.5 MSR - Payoffs/Paydowns MSR - Change in Fair Value Model Assumptions Production Revenue Servicing Income & Other MSR Capitalization MSR Hedging Gains (Losses) Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Mortgage Banking Production Revenue ($ in Millions) MSR1 Value & Loans Serviced for Others ($ in Millions) Originations for Sale ($ in Millions) Key Observations • Loans originated for sale in the second quarter of 2021 totaled $1.7 billion as compared to $2.2 billion in the prior quarter. • Loans serviced for others totaled $12.3 billion in the second quarter of 2021 as compared to $11.5 billion in the prior quarter. • Mortgage banking revenue decreased to $50.6 million for the second quarter of 2021 as compared to $113.5 million in the first quarter of 2021. Primarily due to: ◦ $29 million due to the impact of MSR valuation and MSR capitalization, net of payoffs and paydowns. ◦ $21 million due to reduced gain on sale primarily associated with lower production volume. ◦ $13 million due to a decrease in secondary marketing gains and the mark-to-market impact of the declining interest rate lock commitment pipeline. % of MSRs to Loans Serviced for Others Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 0.84% 0.86% 0.85% 1.08% 1.04% 1 MSR: Mortgage Servicing Right LOGIC IN MORTGAGE BANKING REVENUE NEEDS TO BE MODIFIED Mortgage banking production revenue decreased by $33.8 million as mortgage originations for sale totaled $1.7 billion in the second quarter of 2021 as compared to $2.2 billion in the first quarter of 2021. $93.4 $94.1 $70.9 $71.3 $37.5 4.23% 4.23% 3.01% 3.21% 2.18% Production Revenue Production Margin Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $77.2 $86.9 $92.1 $124.3 $127.6$9,188 $10,140 $10,833 $11,531 $12,307 MSRs, at fair value Loans Serviced for Others Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $2,211 $2,227 $2,351 $2,222 $1,724 $1,589 $1,591 $1,757 $1,642 $1,329 $622 $636 $594 $580 $395 Retail Originations Veterans First Originations Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

11 $259.4 $264.2 $281.9 $286.9 $280.1 $154.2 $164.0 $171.1 $180.8 $172.8 $15.8 $17.3 $20.6 $20.9 $20.9$16.9 $15.8 $19.7 $20.0 $17.7 $7.7 $7.9 $9.9 $8.5 $11.3 $9.3 $9.4 $9.9 $10.8 $9.9 $7.7 $6.5 $6.5 $7.6 $7.3 $10.4 $5.7 $5.7 $6.0 $6.9$37.4 $37.6 $38.5 $32.2 $33.3 Salaries and Employee Benefits Equipment Occupancy, net Advertising and Marketing Operating Lease Equipment Professional Fees Data Processing Other Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 0.93% 0.87% 1.12% 0.90% 1.32% 60.97% 61.86% 67.53% 64.02% 68.56% Net Overhead Ratio Efficiency Ratio (Non-GAAP ) Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-Interest Expense Trending Non-Interest Expense ($ in Millions) Q2 2021 Key Observations • Salaries and employee benefits decrease comprised of: ◦ $7.6 million decrease in commissions and incentive compensation. ◦ $412,000 decrease in employee benefits expense. ◦ $36,000 increase in salaries. Q1 2021 salaries included $626,000 of severance expense. • Advertising and marketing increase of $2.8 million relates primarily to increased sponsorship activity for the summer months. 1 Other NIE - includes amortization of other intangible assets, FDIC insurance, OREO expense, net, Commissions (3rd Party Brokers), Postage and Miscellaneous Non-Interest Expense - Current Quarter vs. Prior Quarter ($ in Millions) $286.9 $(8.0) $(0.8) $2.8 $(0.3) $(0.5) $280.1 Q1 2021 Salaries and Employee Benefits Operating lease equipment depreciation Advertising and marketing Professional fees All Other Expenses Q2 2021 1 Expense Management Ratios 2 3 2 Net Overhead Ratio - The net overhead ratio is calculated by netting total non-interest expense and total non-interest income, annualizing this amount, and dividing by that period's average total assets. A lower ratio indicates a higher degree of efficiency. 3 See Non-GAAP reconciliation on pg. 21

12 Loan Portfolio - Geographic Diversification Canada Market: Loan Portfolio1 - Geographic Diversification2 as of 6/30/2021 Total Loan Portfolio1 Primary Geographic Region Commercial: Commercial, industrial and other Illinois/Wisconsin Leasing Nationwide Franchise Lending Multi-State Commercial real estate Construction and development Illinois/Wisconsin Non-construction Illinois/Wisconsin Home equity Illinois/Wisconsin Residential Real Estate Illinois/Wisconsin Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Illinois/Wisconsin NP: Not Pictured 1 Total Loans excluding PPP 2 Geographic Diversification: relevant business location utilized, which can mean the following locations: collateral location, customer business location, customer home address and customer billing address. Key Observations • Strong geographical diversification with focus in Midwest, Western, and Southern U.S. markets. • Approximately half of outstanding total loans1 reside outside of the Company's retail banking footprint. States/Jurisdictions that individually comprise less than 1% of the Total Loan Portfolio1 2% 9% 5% 40% 2% 2% 4% 1% 4% NP - Puerto Rico NP - Virgin Islands 1% 1% 1% 1% 1% 2% 5% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1%

13 $373.2 $389.0 $380.0 $321.3 $304.1 1.19% 1.21% 1.18% 0.97% 0.92% 1.33% 1.35% 1.29% 1.08% 0.98% Total Allowance for Credit Losses Total Allowance for Credit Losses as a % of Total Loans Total Allowance for Credit Losses as a % of Total Loans (excl. PPP loans) 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Credit Quality • The Company estimates an increase to the allowance for credit losses of approximately 30% to 50% at adoption related to its loan portfolios and related lending commitments. Approximately 80% of the estimated increase is related to: ◦ Additions to existing reserves for unfunded lending-related commitments due to the consideration under CECL of expected utilization by the Company's borrowers over the life of such commitments. ◦ Establishment of reserves for acquired loans which previously considered credit discounts. The Company estimates an insignificant impact at adoption of measuring an allowance for credit losses for other in-scope assets (e.g. held-to-maturity debt securities). Allowance for Credit Losses at Period-End ($ in Millions) Non-Performing Loans ("NPLs") ($ in Millions) Total Provision for Credit Losses & Net Charge-Offs ("NCOs") ($ in Millions) Loan Portfolio by Credit Quality Indicator ($ in Thousands) $188.3 $173.1 $127.5 $99.1 $87.7 0.60% 0.54% 0.40% 0.30% 0.27% NPLs $ NPLs as a % of Total Loans 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 $15.4 $9.3 $10.3 $13.3 $1.9 $135.1 $25.0 $1.2 $(45.3) $(15.3) 0.20% 0.12% 0.13% 0.17% 0.02% NCOs $ Total Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $135.1 $25.0 $1.2 $(45.3) $(15.3) 11.41% 37.10% Total Provision for Credit Losses Net Charge-Offs as a % of the Provision for Credit Losses 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 $7.8 $53 $135.1 $0 $0 $— $— $— $— $—$7.8 $53.0 $135.1 11.4% 37.1% 876.0% Provision for credit losses - PCD Provision for credit losses - non PCD Net charge-offs as a percentage of the provision for credit losses Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Incurred Loss Method CECL Incurred Loss Method CECL Q2 2021 Q1 2021 Increase/ Decrease Pass $ 31,594,583 $ 31,675,135 $ (80,552) Special Mention 802,259 852,014 (49,755) Substandard Accrual 431,647 549,969 (118,322) Substandard Nonaccrual/Doubtful 82,698 94,115 (11,417) Total Loans $ 32,911,187 $ 33,171,233 $ (260,046) Q2 2021 Key Observations The key drivers of the shift in credit quality mix include: • Payments received/payoffs, especially in the NPL portfolio. • Risk rating upgrades as a result of improved credit performance. • Decline in pass rated credits was driven by a decline in PPP loan balances.

14 PPP Loans Originated in 2020 and 2021 Paycheck Protection Program Customer Impact Key Observations • CECL Day 1 transition adjustment • Includes ACL for loans and leases, off- balance sheet credit exposures and debt securities Day 1 Adjustment Our bankers didn't wait to hear from nonprofit partners. They picked up the phone to make sure they had all the PPP information to get submissions in.<$150k approximately 15,000 Businesses Supported $4.9B+ In Loans Primarily for Local Businesses Loan Breakdown by Size 160,000+ Local Jobs Impacted Approximately $60,000 We made sure that the businesses that were most in need had our support. That meant focusing on local small businesses. MEDIAN LOAN SIZE "When you bank with a banker who knows you, you can call a direct line. You can ask for them by name. And, when you really need help, they'll pick up, because they actually know you. That's what happened for so many of our clients when COVID-19 hit and they were looking for support with Payment Protection Program loans. We were happy to pick up the phone." $150k - $2M >$2M 600+ Non-Profits 71% 27% 2% 1,500+ 12,000+ 81% 12% 7% Forgiven Forgiveness Review or Submission Process Have Not Applied for Forgiveness Forgiveness of PPP Loans Originated in 2020 (as of 6/30/2021)

15 $8,524 $8,898 $9,240 $9,415 $9,563 0.20% 0.16% 0.03% 0.37% 0.08% Total Commercial Loans Net Charge-Offs Ratio 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Credit Quality - Commercial Loans Line Utilization as a % of Commercial Loans3 Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Non-Performing Loans ("NPLs") ($ in Millions) 46.1% 50.8% 41.4% 43.0% 39.7% 38.9% 38.4% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 $44.3 $42.0 $22.1 $22.5 $24.5 0.37% 0.34% 0.18% 0.18% 0.21% NPLs NPL as a % of Category 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Q2 2021 Key Observations • While net charge-offs were slightly elevated in Q1 2021, charge-off levels returned to low levels in Q2 2021. • The proportion of Commercial non-performing loans remains relatively low as pandemic-driven circumstances continue to improve. • Line utilization has declined in recent quarters as a result of factors such as excess liquidity in the market as well as suspension of capital expenditures and other non-working capital payments. • Payoffs/paydowns continue to remain at elevated levels, impacting growth in the portfolio. 1 Net Charge-off Ratio is calculated as a percentage of average loans 2 Commercial Loans excludes PPP loans 2 3 4 3 Excludes PPP loans, Leases, and term loans

16 $8,201 $8,423 $8,494 $8,545 $8,678 0.33% 0.06% 0.27% 0.04% 0.04% Total CRE Loans Net Charge-Offs Ratio 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Credit Quality - Commercial Real Estate Loans Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Non-Performing Loans ("NPLs") ($ in Millions) $64.6 $68.8 $46.1 $34.4 $26.0 0.79% 0.82% 0.54% 0.40% 0.30% NPLs NPL as a % of Category 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Q2 2021 Key Observations • The CRE portfolio continues a steady growth trend while non- performing loans continue to decline as conditions improve. • While net charge-off levels have fluctuated, charge-offs have generally remained low and reflect the conservative underwriting standards the Company employs. • The CRE portfolio is well-diversified with a majority of its exposure in stabilized, income producing properties. 16% 16% 17%24% 27% Office Industrial Retail Multi-family Mixed use and other 77% 5% 18% Commercial construction Residential construction Land Commercial Real Estate Loan Composition (as of 6/30/2021) 1 Net Charge-off Ratio is calculated as a percentage of average loans 13% 14% 14% 21% 22% 12% 1% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land

17 $4,000 $4,060 $4,054 $3,959 $4,522 0.28% 0.28% 0.27% 0.15% (0.11)% Period End Balance Net Charge-Offs Ratio 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Credit Quality - PFR Commercial Origination Trends ($ in Millions) Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Average Balances & Quarterly Yields ($ in Millions) $3,724.6 $4,134.0 $4,010.5 $3,952.9 5.05% 4.60% 4.60% 4.42% Average Balance Yield Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q2 2021 Key Observations • At the beginning of the pandemic, Premium Finance Receivables ("PFR") - Commercial experienced an increase in NPLs as a result of borrower delinquency, which was exacerbated by state emergency orders delaying cancellation of insurance policies which generate return premiums, the collateral for this portfolio. This greatly diminished in the latter part of Q3 2020 and has continued to decline. • Despite the pandemic and state emergency orders, net charge-off levels remained low and characteristic of the low loss levels expected of this portfolio, with the portfolio experiencing net recoveries in Q2 2021. • Strong origination volumes in 2020 and into 2021 as a result of businesses seeking financing opportunities during the pandemic, hardening insurance markets, additions of new relationships and a low rate environment. 1 Net Charge-off Ratio is calculated as a percentage of average loans $2,756 $2,495 $2,467 $2,443 $3,008 Originations 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Non-Performing Loans ("NPLs") ($ in Millions) $52.1 $33.3 $26.1 $14.3 $10.0 1.30% 0.82% 0.64% 0.36% 0.22% NPLs NPL as a % of Category 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021

18 $5,401 $5,489 $5,857 $6,111 $6,360 —% —% —% —% —% Period End Balance Net Charge-Offs Ratio 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Credit Quality - PFR Life Origination Trends ($ in Millions) Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Average Balances & Quarterly Yields ($ in Millions) $5,290.1 $5,462.8 $5,636.3 $5,957.5 3.71% 3.38% 3.74% 2.89% Average Balance Yield Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q2 2021 Key Observations • Throughout the pandemic, the Premium Finance Receivables ("PFR") - Life Insurance portfolio has remained extremely resilient and has continued to demonstrate exceptional credit quality, as shown by the characteristically low net charge-off and NPL levels. • Origination levels have remained strong. Some of the primary drivers of growth in 2021 include: ◦ increased mortality awareness in response to the pandemic. ◦ realized or anticipated changes in tax laws. ◦ low interest rates and lack of secured investment alternatives with similar returns. 1 Net Charge-off Ratio is calculated as a percentage of average loans $354.3 $315.4 $442.7 $330.3 $360.0 Originations 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Non-Performing Loans ("NPLs") ($ in Millions) $— $— $— $0.2 $——% —% —% —% —% NPLs NPL as a % of Category 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 No material charge-offs have occurred in the periods presented below.

19 • Restaurants & Food Services make up 4.0% of Total Loans excluding PPP loans and is primarily made up of Quick Service Restaurants ("QSRs"). Outstanding COVID-19 related loan modifications in Restaurants & Food Services modifications decreased to 2.5% as of June 30, 2021 from 6.4% as of March 31, 2021, which are solely dine-in concepts. • Hotels & Accommodation make up 0.6% of Total Loans excluding PPP loans. 14.3% of Hotels & Accommodation had outstanding COVID-19 related modifications as of June 30, 2021. The Hotels & Accommodation portfolio remains under stress due to the pandemic. Key Observations Select High Impact Industries 8.1% Credit Quality - COVID-19 - Select High Impact Industries Key Observations Other Loans 91.9% Total loans of $32.9 billion Total Loan Mix1 as of 9/30/2020: Select High Impact Industries Select High Impact Industries As of 3/31/2021 As of 6/30/2021 As of 3/31/2021 As of 6/30/2021 Industry $ shown in Millions Loan Balance % of Total Loans1 Total Commitment Balance Loan Balance % of Total Loans1 Total Commitment Balance COVID-19 Related Modified Loan Balances Loan Balance % with COVID-19 Related Modifications COVID-19 Related Modified Loan Balances Loan Balance % with COVID-19 Related Modifications Arts Entertainment & Recreation $236 0.8% $346 $240 0.8% $353 $31 13.1% $3 1.3% Dentists, Doctors, & Hospitals $383 1.3% $532 $414 1.3% $571 $0 —% $0 —% Hotels & Accommodation $186 0.6% $187 $182 0.6% $186 $26 14.0% $26 14.3% Nursing Home & Senior Living $237 0.8% $300 $235 0.8% $299 $26 11.0% $27 11.5% Oil & Gas $21 0.1% $21 $21 0.1% $21 $4 19.0% $0 —% Restaurants & Food Services $1,295 4.3% $1,545 $1,228 4.0% $1,485 $83 6.4% $31 2.5% Social Services $96 0.3% $139 $98 0.3% $141 $3 3.1% $3 3.1% Total High Impact Industry $2,454 8.2% $3,070 $2,418 7.8% $3,056 $173 7.0% $90 3.7% 1 Total Loans excludes PPP loans COVID-19 Related Modified Loan Types ($ shown in Millions) Loan Balance as of 3/31/21 Loan Balance as of 6/30/21 Difference Interest Only $126 $69 -$57 Full Payment Deferral $53 $42 -$11 Line Increases $36 $7 -$29 All Other $39 $28 -$11 Total $254 $146 -$108 Total COVID-19 Related Loan Modifications

20 $321,308 $1,152 $(18,339) $304,121 3/31/2021 6/30/2021 • Improving macroeconomic indicators and market conditions. • Additional and ongoing governmental monetary and fiscal support. • Substantial liquidity in the market. • Future expectations regarding current COVID-19 loan modifications. • Low exposure to industries with the highest risk factors. • High touch relationships with commercial and consumer borrowers. • Economic Inputs ◦ Baa Credit Spread ◦ Commercial Real-Estate Price Index ◦ GDP ◦ Dow Jones Total Stock Market Index • Portfolio Characteristics ◦ Risk Ratings ◦ Life of Loan Credit Quality - CECL Allowance for Credit Losses ($ in Thousands) - 6/30/2021 vs. 3/31/2021 Key Observations • CECL Day 1 transition adjustment • Includes ACL for loans and leases, off- balance sheet credit exposures and debt securities • New volume and run-off • Changes in credit quality • Aging of existing portfolio • Shifts in segmentation mix • Changes in specific reserves • Net charge-offs • Changes due to macroeconomic conditions • Model imprecision Day 1 Adjustment Portfolio Changes Economic Factors • Baa Corporate credit spread steadily widens during the 8-Quarter Reasonable and Supportable ("R&S") time period. • Commercial Real Estate Price Index declines through Q4 2021 before appreciating during the remainder of the R&S time period. • Real GDP growth rate stays above potential GDP growth rate of approximately 2.0% in 2021 and 2.1% in 2022. • Dow Jones U.S. Total Stock Market Index peaks in Q2 2021 before steadily declining during the R&S time period. • Favorable macroeconomic outlook was the primary driver in the Q2 2021 reduction in the Allowance for Credit Losses. Macroeconomic Scenario Key Model Inputs Qualitative Considerations

21 Three Months Ended Six Months Ended Reconciliation of Non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands): June 30, March 31, December 31, September 30, June 30, June 30, June 30, 2021 2021 2020 2020 2020 2021 2020 (A) Interest Income (GAAP) $ 319,579 $ 305,469 $ 307,981 $ 311,156 $ 329,816 $ 625,048 $ 673,883 Taxable-equivalent adjustment: - Loans 415 384 324 481 576 799 1,436 - Liquidity Management Assets 494 500 530 546 538 994 1,089 - Other Earning Assets — — 3 1 3 — 5 (B) Interest Income (non-GAAP) $ 320,488 $ 306,353 $ 308,838 $ 312,184 $ 330,933 $ 626,841 $ 676,413 (C) Interest Expense (GAAP) $ 39,989 $ 43,574 $ 48,584 $ 55,220 $ 66,685 $ 83,563 $ 149,309 (D) Net Interest Income (GAAP) (A minus C) $ 279,590 $ 261,895 $ 259,397 $ 255,936 $ 263,131 $ 541,485 $ 524,574 (E) Net Interest Income (non-GAAP) (B minus C) $ 280,499 $ 262,779 $ 260,254 $ 256,964 $ 264,248 $ 543,278 $ 527,104 Net interest margin (GAAP) 2.62% 2.53% 2.53% 2.56% 2.73% 2.58% 2.91% Net interest margin, fully taxable-equivalent (non-GAAP) 2.63% 2.54% 2.54% 2.57% 2.74% 2.59% 2.93% (F) Non-interest income $ 129,373 $ 186,506 $ 158,361 $ 170,593 $ 161,993 $ 315,879 $ 275,235 (G) Gains on investment securities, net 1,285 1,154 1,214 411 808 2,439 (3,551) (H) Non-interest expense 280,112 286,889 281,867 264,219 259,368 567,001 494,009 Efficiency ratio (H/(D+F-G)) 68.71% 64.15% 67.67% 62.01% 61.13% 66.32% 61.49% Efficiency ratio (non-GAAP) (H/(E+F-G)) 68.56% 64.02% 67.53% 61.86% 60.97% 66.18% 61.30% Non-GAAP Reconciliation The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

22 Three Months Ended Six Months Ended Reconciliation of Non-GAAP Tangible Common Equity ($'s and Shares in Thousands): June 30, March 31, December 31, September 30, June 30, June 30, June 30, 2021 2021 2020 2020 2020 2021 2020 Total shareholders’ equity (GAAP) $ 4,339,011 $ 4,252,511 $ 4,115,995 $ 4,074,089 $ 3,990,218 Less: Non-convertible preferred stock (GAAP) (412,500) (412,500) (412,500) (412,500) (412,500) Less: Intangible assets (GAAP) (678,333) (680,052) (681,747) (683,314) (685,581) (I) Total tangible common shareholders’ equity (non- GAAP) $ 3,248,178 $ 3,159,959 $ 3,021,748 $ 2,978,275 $ 2,892,137 Reconciliation of Non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands): Total shareholders’ equity $ 4,339,011 $ 4,252,511 $ 4,115,995 $ 4,074,089 $ 3,990,218 Less: Preferred stock (412,500) (412,500) (412,500) (412,500) (412,500) (L) Total common equity $ 3,926,511 $ 3,840,011 $ 3,703,495 $ 3,661,589 $ 3,577,718 (M) Actual common shares outstanding 57,067 57,023 56,770 57,602 57,574 Book value per common share (L/M) $68.81 $67.34 $65.24 $63.57 $62.14 Tangible book value per common share (non-GAAP) (I/ M) $56.92 $55.42 $53.23 $51.70 $50.23 Non-GAAP Reconciliation The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands): Income before taxes $ 144,150 $ 206,859 $ 134,711 $ 137,284 $ 30,703 $ 351,009 $ 117,786 Add: Provision for credit losses (15,299) (45,347) 1,180 25,026 135,053 (60,646) 188,014 Pre-tax income, excluding provision for credit losses (non-GAAP) $ 128,851 $ 161,512 $ 135,891 $ 162,310 $ 165,756 $ 290,363 $ 305,800

23 This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, such as the impacts of the COVID-19 pandemic, and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2020 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following: • the severity, magnitude and duration of the COVID-19 pandemic, including the emergence of variant strains, and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, businesses and consumers, on our operations and personnel, commercial activity and demand across our business and our customers’ businesses; • the disruption of global, national, state and local economies associated with the COVID-19 pandemic, which could affect the Company’s liquidity and capital positions, impair the ability of our borrowers to repay outstanding loans, impair collateral values and further increase our allowance for credit losses; • the impact of the COVID-19 pandemic on our financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges; • economic conditions that affect the economy, housing prices, the job market and other factors that may adversely affect the Company’s liquidity and the performance of its loan portfolios, particularly in the markets in which it operates; • negative effects suffered by us or our customers resulting from changes in U.S. trade policies; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period; • the financial success and economic viability of the borrowers of our commercial loans; • commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; • the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company’s allowance for credit losses; • inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio; • changes in the level and volatility of interest rates, the capital markets and other market indices (including developments and volatility arising from or related to the COVID-19 pandemic) that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • a prolonged period of near zero interest rates or potentially negative interest rates, either broadly or for some types of instruments, which may affect the Company’s net interest income and net interest margin, and which could materially adversely affect the Company’s profitability; • competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products; • failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of the Company’s recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions; • harm to the Company’s reputation; • any negative perception of the Company’s financial strength; • ability of the Company to raise additional capital on acceptable terms when needed; • disruption in capital markets, which may lower fair values for the Company’s investment portfolio; Forward-Looking Statements

24 • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; • failure or breaches of our security systems or infrastructure, or those of third parties; • security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion or data corruption attempts and identity theft; • adverse effects on our information technology systems resulting from failures, human error or cyberattacks (including ransomware); • adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors; • increased costs as a result of protecting our customers from the impact of stolen debit card information; • accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions; • ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • environmental liability risk associated with lending activities; • the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation; • losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the soundness of other financial institutions; • the expenses and delayed returns inherent in opening new branches and de novo banks; • liabilities, potential customer loss or reputational harm related to closings of existing branches; • examinations and challenges by tax authorities, and any unanticipated impact of the Tax Act; • changes in accounting standards, rules and interpretations, and the impact on the Company’s financial statements; • the ability of the Company to receive dividends from its subsidiaries; • uncertainty about the discontinued use of LIBOR and transition to an alternative rate; • a decrease in the Company’s capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies, including those changes that are in response to the COVID-19 pandemic, including without limitation the CARES Act, the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act, and the rules and regulations that may be promulgated thereunder; • a lowering of our credit rating; • changes in U.S. monetary policy and changes to the Federal Reserve’s balance sheet, including changes in response to the COVID-19 pandemic or otherwise; • regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment; • the impact of heightened capital requirements; • increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • delinquencies or fraud with respect to the Company’s premium finance business; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • the Company’s ability to comply with covenants under its credit facility; and • fluctuations in the stock market, which may have an adverse impact on the Company’s wealth management business and brokerage operation. • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward- looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations. Forward-Looking Statements